As filed with the Securities and Exchange Commission
                      on December 11, 1996
====================================================================
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                       --------------------

                          SCHEDULE 13E-3
                 RULE 13E-3 TRANSACTION STATEMENT
(PURSUANT TO SECTION 13(e) OF THE SECURITIES EXCHANGE ACT OF 1934)
                         (Amendment No. 9)

                        Loctite Corporation
                       (Name of the Issuer)

                        HC Investments, Inc.
                            Henkel KGaA
                        Loctite Corporation
                (Name of Persons Filing Statement)

                       --------------------

              COMMON STOCK, PAR VALUE $0.01 PER SHARE
         (Including Any Associated Stock Purchase Rights)
                  (Title of Class of Securities)

                            540137 10 6
               (CUSIP Number of Class of Securities)

                       --------------------

          Dr. Karl Gruter                 Eugene F. Miller, Esq.
            Henkel KGaA                    Loctite Corporation
         Henkelstrasse 67                 10 Columbus Boulevard
        D-40191 Dusseldorf             Hartford, Connecticut 06106
              Germany                         (860) 520-5000
          49-211-797-2137

           (Name, Address and Telephone Number of Person
   Authorized to Receive Notices and Communications on Behalf
                  of Persons Filing Statement)

                       --------------------

                          With copies to:

      William A. Groll, Esq.               Stuart Z. Katz, Esq.
     Cleary, Gottlieb, Steen              Fried, Frank, Harris,
            & Hamilton                      Shriver & Jacobson
         One Liberty Plaza                  One New York Plaza
     New York, New York 10006            New York, New York 10004
          (212) 225-2000                      (212)-859-8000


    This statement is filed in connection with (check the appropriate box):

  a. ( ) The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.
  b. ( ) The filing of a registration statement under the Securities Act of 1933.
  c. (x)  A tender offer.
  d. ( )  None of the above.

Check the following box if the soliciting materials or
information statement referred to in checking box (a) are
preliminary copies.   ( )

====================================================================



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      HC Investments, Inc., Henkel KGaA and Loctite Corporation
hereby amend and supplement their Rule 13E-3 Transaction Statement on Schedule 13E-3 (the "Statement") originally filed on November 6, 1996, as amended on December 5, 1996, with respect to the offer to purchase all outstanding shares of common stock, par value
$0.01 per share of Loctite Corporation, a Delaware corporation, including the associated common stock purchase rights issued pursuant to the Rights Agreement, dated as of April 14, 1994, between the Company and The First National Bank of Boston, as Rights Agent, and all benefits that may inure to holders thereof, for a purchase price of $61.00 per share, net to the seller in cash, without interest thereon, as set forth in this Amendment
No. 9. Capitalized terms not defined herein have the meanings assigned thereto in the Statement.

      The following cross reference sheet is being supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Schedule 14D-1 originally filed by HC Investments, Inc. and Henkel KGaA with the Securities and Exchange Commission on November 6, 1996 (as amended the "Schedule 14D-1") of the information required to be included in response to the items of this Statement. The information set forth in the
Schedule 14D-1, including all exhibits thereto, is hereby expressly incorporated herein by reference as set forth in the Cross Reference Sheet and in the responses to each item of this
Schedule 13E-3, and such responses are qualified in their entirety by the provisions of the Schedule 14D-1.





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                     Cross-Reference Sheet to
                          Schedule 14D-1

Item and Caption of Schedule 13E-3                 Item of Schedule 14D-1
----------------------------------                 ----------------------

   1.  Issuer and Class of Security Subject to
       the Transaction                                      1(c)

   2.  Identity and Background.                             *

   3.  Past Contacts, Transactions or Negotiations.         3

   4.  Terms of the Transaction.                           10(f)

  17.  Material to be Filed as Exhibits.                   11




* Not applicable.




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ITEM 1.    ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

Item 1(c) of the Statement is hereby amended and supplemented by adding thereto the following:

      The high sales price for the Shares through December 5, 1996 was 61 7/8 and not 60 7/8 as previously described in the section entitled "THE AMENDED OFFER - Price Range of the Shares; Dividends" of the Supplement. Stockholders are urged to obtain current market quotations for the Shares.


ITEM 2.   IDENTITY AND BACKGROUND.

Item 2 of the Statement is hereby amended and supplemented by adding thereto the following:

      This Statement is also being filed by Loctite Corporation.

ITEM  3.  PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

Item 3(b) of the Statement is hereby amended and supplemented by adding thereto the following:

      On December 11, 1996, Purchaser issued a press release announcing that it was correcting certain references to the Private Securities Litigation Reform Act of 1995 in the Supplement, dated December 6, 1996 (the "Supplement"), to the Offer to Purchase. The discussion of certain forward-looking information contained in the Supplement incorrectly referenced the safe harbor for forward-looking information contained in the Private Securities Litigation Reform Act of 1995. The safe harbor contained in the Private Securities Litigation Reform Act is not applicable to transactions such as the Offer and, therefore, is not applicable to the publication of the forward-looking information contained in the Supplement.

      The projections contained in the Supplement are forward-looking statements that involve risks and uncertainties and the Company does not as a matter of course make public projections as to future performance or earnings. Such information was included in the Supplement for the limited purpose of giving Loctite stockholders access to Company financial projections that had been made available to Parent and Purchaser. Such information was prepared by Loctite management for internal use and was not prepared with a view to public disclosure or compliance with the published guidelines of the Commission or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The inclusion of the projections in the Supplement was not, and should not be regarded as, an indication that any of the Company, Purchaser, Parent or any other person who received such information considers it an accurate prediction of future events. None of the Company, Purchaser or Parent intends to update, revise or correct such projections if they prove to be inaccurate (even in the short term). A copy of the December 11 press release is included as exhibit (g)(11) hereto and the information contained therein is incorporated herein by reference.

ITEM 4.   TERMS OF THE TRANSACTION.

Item 4(a) of the Statement is hereby amended and supplemented by adding thereto the following:

      Clause (2) of the introductory paragraph to the revised conditions to the Offer contained in the section entitled "THE AMENDED OFFER - Amendments to Certain Conditions of the Offer" of the Supplement is hereby amended to read in its entirety as follows:

      "(2) at any time on or after the date of the Offer to Purchase, and prior to the Expiration Date, any of the following events or conditions exist:"

      As a result of the foregoing amendment, Purchaser cannot assert any of the conditions set forth in the section entitled
"THE AMENDED OFFER - Amendments to Certain Conditions of the
Offer" of the Supplement after the Expiration Date.


ITEM 17.  MATERIAL TO BE FILED AS EXHIBITS.

Item 17 of the Statement is hereby amended to add the following exhibit:

(g)(11) Press Release dated December 11, 1996 (previously filed as exhibit (g)(11) to the Schedule 14D-1 and incorporated herein by reference).




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                            SIGNATURE


      After due inquiry and to the best of its knowledge and belief, each of the undersigned certifies that the information set forth in this Statement is true, complete and correct.


Dated: December 11, 1996

                             HC INVESTMENTS, INC.



                             by  /s/ Ernest G. Szoke
                               ----------------------------
                               Name: Ernest G. Szoke
                               Title: Secretary



                             HENKEL KGaA



                             by /s/ Lothar Steinebach
                               ----------------------------
                               Name: Lothar Steinebach
                               Title: Vice President

                             by /s/ Petra Hammerlein
                               ----------------------------
                               Name: Petra Hammerlein
                               Title: Senior Counsel


                             LOCTITE CORPORATION



                             by /s/ David Freeman
                               ----------------------------
                               Name: David Freeman
                               Title: Chairman and Chief
                                      Executive Officer

                           EXHIBIT INDEX

EXHIBIT
NUMBER         EXHIBIT NAME
------         ------------

(g)(11) Press Release dated December 11, 1996 (previously filed as exhibit (g)(11) to the Schedule 14D-1 and incorporated herein by reference).





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